NASDAQ: PETD
PETROLEUM DEVELOPMENT
CORPORATION
Appalachian Joint Venture
with Lime Rock Partners to Develop
the Marcellus Shale Play

The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Management’s current expectations and beliefs, as well as a number of assumptions concerning future events.
These statements are based on certain assumptions and analyses made by Management in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with Management’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Petroleum Development Corporation;
actions by competitors; changes in laws or regulations; and other factors, many of which are beyond the control of Petroleum
Development Corporation.
You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied, as more fully discussed in our safe harbor statements found in our SEC filings, including, without limitation, the discussion under the heading “Risk Factors” in the company’s annual report on Form 10-K and in subsequent Form 10-Qs. All forward-looking statements are based on information available to Management on this date and Petroleum Development Corporation assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.
The SEC permits oil and gas companies to disclose in their filings with the SEC only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. The Company uses in this presentation the terms
“probable” and “possible” reserves, which SEC guidelines prohibit in filings of U.S. registrants. Probable reserves are unproved reserves that are more likely than not to be recoverable. Possible reserves are unproved reserves that are less likely to be recoverable than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. In addition, the Company’s reserves and production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules.
DISCLAIMER

Petroleum Development Corporation

Future Capital Fundingfor 50/50 JV ownership

PDC / Lime Rock Joint Venture Overview

Summary:	PDC and Lime Rock Partners (LRP) announced the formation of PDC Mountaineer, LLC, to develop PDC’s Appalachian Marcellus Shale and Shallow Devonian assets
Consideration:	PDC Appalachia assets valued at approximately $158.5 million
Terms:	LRP funded $45 million as return of capital at closing. PDC has an option to take a second cash contribution of $11.5 million by year-end 2010
Lime Rock Partners to provide first capital funding of up to $68.5 million by December 31, 2011 to earn 50/50 parity with PDC in JV. (assuming PDC only takes $45 million return of capital)
Operations:
Mr. Dewey Gerdom has been appointed Chief Executive Officer of the JV. PDC has designated approximately ninety of its employees to directly support the JV, which will be headquartered in Bridgeport, West Virginia

AMI:	PDC and LRP to form a limited Area of Mutual Interest to jointly develop Marcellus acreage (existing and future)
Governance:	JV Board will have equal representation from PDC and LRP

• Marcellus shale is a leading shale gas play with strong economics and production growth profile
• Accelerates development of existing PDC acreage
• Provides capital to capture new leasehold in Marcellus fairway
• Lime Rock Partners brings substantial oil and gas expertise and history of successful energy investments
• PDC initial $45 million return of capital provides cash to pay down debt to offset reduction in borrowing base at PDC
• Bank approval with reduced borrowing base to $305 million without Appalachia assets;
 • $45 million distribution to PDC at closing; no net change in PDC corporate liquidity
 • PDC does not expect the borrowing base to be adjusted in November redetermination
• PDC Mountaineer, LLC to operate assets via service agreements with PDC
Joint Venture Rationale

PDC Assets Contributed to Joint Venture
Marcellus Position
• 55,000 net Marcellus acres (approximately 89% held by production) - a subset of the Shallow Devonian acreage
• 7 vertical wells drilled to-date in WV
• Existing 2D and 3D seismic data: Recently acquired 3D seismic in
 Taylor County, WV. Processing complete, currently interpreting.
• Option on Marcellus mid stream build-out utilizing many of PDC’s existing rights-of-way
Legacy Shallow Devonian Assets
• 115,000 net Devonian acres (approximately 98% held by production)
• Approximately 12 MMcf/d of current production
• 1,900+ shallow operated wells
• Existing low-pressure gathering and compression facilities in WV and PA and associated rights-of-way

Petroleum Development Corporation

WEST VIRGINIA
MAPPED AREA
WACO OIL & GAS
Vertical Well
Hutson 1923
IP: 2.1 MMcf/day
Hickman 1890
IP: 3.1 MMcf/day
PETROLEUM DEVELOPMENT
WM Compton #1A
PETROLEUM DEVELOPMENT
Baker #2
PETROLEUM DEVELOPMENT
Waldman #4
PETROLEUM DEVELOPMENT
Armstrong #1
PETROLEUM DEVELOPMENT
Curtis #2
PETROLEUM DEVELOPMENT
Badger Coal #7
PETROLEUM DEVELOPMENT
Goff #55 (Vertical Well)
MAXIMUS
Vertical Well
IP: 2,250 Mcf/day
CHESAPEAKE
Vertical Well
IP: 2,000 Mcf/day
CHESAPEAKE
Vertical Well
IP: 2,000 Mcf/day
PRESTON
HARRISON
BARBOUR
LEWIS
UPSHUR
PDC ALL DEPTHS
PDC SHALLOW ONLY
MARCELLUS SHALE
Miles

PENNSYLVANIA
MAPPED AREA
EOG/SENECA
Horizontal Well
IP: 1.4 MMcf/day (25 Days)
EOG/SENECA
Horizontal Well
IP: 3.0 MMcf/day (7 Days)
REX
Eaglehouse Unit 4H
IP: 1.8 MMcf/day
DOMINION
Vertical Well
DEPI 15590 DeArmitt #1
IP: 649 Mcf/day
CAMERON
ELK
CLARION
JEFFERSON
ARMSTRONG
INDIANA
CAMBRIA
WESTMORELAND
PDC ALL DEPTHS
PDC SHALLOW ONLY
MARCELLUS SHALE
Miles

Scotia Waterous

Pennsylvania Acreage Map
West Virginia Acreage Map
Appalachian Basin - PDC Acreage
Marcellus and Shallow Devonian

15,000 Net Marcellus Acres
40, 000 Net Marcellus Acres

• 40 year track record of operating in the Appalachian Basin - over 1,900 operated wells
• Existing offices and employees in PA and WV
• Presence in basin affords PDC valuable relationships and knowledge of the region
 – Understanding of changing regulatory environment in Appalachian Basin
 – Established relationships and marketing presence in the basin
• Appalachian gas marketing presence with established relationships
 – Existing low-pressure gathering and compression facilities in place
• Leverage company-wide drilling and hydraulic fracture completion knowledge
 – Extensive experience with unconventional gas development
 – Track record as a low-cost leader among peers
• Key Operating Managers with average 25+ years experience committed to the JV
• Technical team with proven unconventional/tight rock completion/production expertise
 – 2,100 hydraulic fracturing treatments (2006-2008)
PDC Appalachian Capabilities

• Continue development and delineation of acreage thru drilling
 – Drilled 7 pilot wells in Taylor, Harrison, Barbour Counties, WV
 • 5 wells online and meeting expectations
 • Cored 2 wells, gathering excellent geotechnical and resource data
 – Plan to drill 1 pilot well in Cambria County, PA in Q4 2009 and a second in first half 2010
• Utilize 3D to optimize placement of wells
 – Taylor County 3D completed and processed, currently interpreting for first horizontal well location
 – Plan to complete 3D acquisition in Harrison County, WV and Cambria County, PA
• Plan to spud first horizontal well in Taylor County, WV in Q1 2010
• Refine technical best practices; completions, frac designs, target areas for growth
• Increase acreage position over time
 – Perform key technical analysis; highgrade buy-out areas
 – Leasing, farm-in, traditional asset purchases focus on large leases for horizontal development efficiency
• Develop full Marcellus midstream strategy
Marcellus Growth Strategy:
PDC and LRP Shared Vision

• Finalize JV’s 2010 operating budget by Q4 2009
• Drill first horizontal well in Q1 2010
• Ramp up development of 55,000 acres in Marcellus fairway - target
 20-25 total Marcellus wells in 2010
• Finalize Marcellus midstream analysis
• Complete additional 3D seismic acquisitions
• Gather additional seismic, geological, reservoir, and core data
• Confirm 500 potential horizontal and vertical drilling locations
• Refine potential reserve upside in WV and PA acreage
• Analyze additional acreage purchases in Marcellus fairway
Marcellus Planned Development:
Q4 2009 and Full Year 2010

- Acquired and processed

Horizontal Well Potential:
Desinged by Bob Williamson
Well Design:
based on a 350° Azimuth
30 Horizontal Wells
Length of Borehole Path
displayed in Feet.
Armstrong #1
Curtis #2
4,000 2,000 0 4,000 Feet

Taylor County, WV 3-D Seismic:
Acquired & Processed, Interpretation Underway
 • Interpretation
 underway
 • 10.72 square miles
 • 6,680 acres
 • Potential for 30
 horizontal locations
 • Survey to be
 contributed to Joint
 Venture
3D Seismic

Petroleum Development Corporation

EV / Reserves ($/Mcfe)
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.20
$2.50
$2.42
$2.41
$2.21
$1.60
$1.42
$0.89
GDP
COG
CRZO
ROSE
BBG
BRY
PVA
PETD

EV / Production ($/Mcfe/day)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$17,158
$15,696
$14,014
$12,651
$8,725
$7,464
$6,552
$5,433
COG
GDP
CRZO
BRY
PVA
BBG
ROSE
PETD

Price / 2010E CFPS (X)
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
8.5x
7.2x
5.5x
4.0x
4.0x
3.7x
3.5x
2.0x
GDP
COG
CRZO
BRY
ROSE
BBG
PVA
PETD

EV / EBITDAX (X)
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
10.0x
9.2x
8.2x
7.5x
6.1x
4.7x
4.6x
3.6x
GDP
PVA
CRZO
COG
BRY
ROSE
BBG
PETD

Scotia Waterous 11

Note: Dashed line represents median result for the group; 2010 estimates per Bloomberg consensus; The Company has not completed its internal 2010 estimates at this time.
EV / Production
EV / Proved Reserves
EV / 2010E EBITDA
P / 2010E CFPS
R/P = 13.4x
18.8x
15.9x
7.5x
9.2x
21.7x
16.7x
16.9x
Peer Group Analysis

• Marcellus shale provides an opportunity for strong economic growth with scale and repeatability
• PDC is extremely pleased to partner with Lime Rock
 • Validation of PDC opportunity and technical team
 • History of value-adding investments
 • Long term investor of growth capital in exploration and production
• Joint Venture accelerates growth and visibility of PDC’s Marcellus shale gas position
• Joint Venture enables PDC to increase production, develop low cost reserves and grow acreage position in the Marcellus fairway
• PDC’s experienced Appalachia team brings 40 year track record in drilling and completing unconventional gas - skill sets to develop the full potential of the Marcellus shale gas
• Initial return of capital provides liquidity for debt reduction and liquidity for other strategic initiatives
• JV establishes value-add potential for our combined investors
In Summary

NASDAQ: PETD
PETROLEUM DEVELOPMENT
CORPORATION
Appalachian Joint Venture
with Lime Rock Partners to Develop
the Marcellus Shale Play